Exhibit 10.47
INCREMENTAL JOINDER AGREEMENT NO. 2
This INCREMENTAL JOINDER AGREEMENT NO. 2 (this “Agreement”), dated as of March 9, 2021, and effective as of the Effective Date (as hereinafter defined), is made and entered into by and among BALLY’S CORPORATION (formerly known as TWIN RIVER WORLDWIDE HOLDINGS, INC.), a Delaware corporation (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement referred to below) party hereto, each 2021 INCREMENTAL REVOLVING FACILITY LENDER (as hereinafter defined) party hereto, and CITIZENS BANK, N.A., as administrative agent for the Lenders under the Existing Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of May 10, 2019 (as amended by that certain Amendment No. 1, dated as of April 24, 2020, among the Borrower, the Guarantors, the Revolving Lenders party thereto and the Administrative Agent, as further amended by that certain Incremental Joinder Agreement No. 1, dated as of May 11, 2020 (the “First Incremental Amendment”), among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent, as further amended by that certain Limited Waiver to Credit Agreement, dated as of February 5, 2021, among the Borrower, the Guarantors, the Revolving Lenders party thereto and the Administrative Agent, as further amended by that certain Amendment No. 2, dated as of March 5, 2021, among the Borrower, the Guarantors, the Revolving Lenders party thereto and the Administrative Agent, and as it may be further amended, restated, amended and restated, replaced, supplemented or otherwise modified prior to giving effect to the amendments contemplated by this Agreement, the “Existing Credit Agreement” and, after giving effect to this Agreement, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders (as defined in the Credit Agreement) party thereto from time to time, the Administrative Agent, Citizens Bank, N.A., as collateral agent for the Secured Parties (as defined in the Credit Agreement) and the other parties thereto;
WHEREAS, pursuant to Section 2.12 of the Existing Credit Agreement, the Borrower has requested that those certain financial institutions party hereto and listed on Schedule A hereto (the “2021 Incremental Revolving Facility Lenders”) provide in the aggregate $75,000,000 in Incremental Existing Tranche Revolving Commitments as an increase to the Closing Date Revolving Commitments (the “2021 Incremental Revolving Loan Commitments”);
WHEREAS, pursuant to Section 2.12(f) and Section 13.04(c) of the Existing Credit Agreement, the Borrower has further requested that the Administrative Agent agree to enter into this Agreement, subject to and in accordance with the terms and conditions set forth herein, to reflect the incurrence of the 2021 Incremental Revolving Loan Commitments;
WHEREAS, the proceeds of the Revolving Loans made under the 2021 Incremental Revolving Loan Commitments may be used from time to time for general corporate purposes that are not prohibited by the Credit Agreement or the Regulatory Agreement; and
WHEREAS, each 2021 Incremental Revolving Facility Lender and the Administrative Agent is willing, on the terms and subject to the conditions set forth below, to enter into this Agreement.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
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ARTICLE I
DEFINITIONS

SECTION 1.1    Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Agreement (including in the Recitals and the introductory paragraph above) shall have the meanings given in the Credit Agreement, and the rules of construction set forth in the Credit Agreement shall apply to this Agreement.
ARTICLE II
AGREEMENT TO PROVIDE 2021 INCREMENTAL REVOLVING LOAN COMMITMENTS

SECTION 2.1    Agreement to Provide 2021 Incremental Revolving Loan Commitments. Each 2021 Incremental Revolving Facility Lender hereby agrees, severally and not jointly, to provide its respective 2021 Incremental Revolving Loan Commitment as set forth on Schedule A annexed hereto on the terms set forth in this Agreement, and its 2021 Incremental Revolving Loan Commitment shall be binding as of the Effective Date. Each 2021 Incremental Revolving Facility Lender hereby agrees, severally and not jointly, to make Revolving Loans to the Borrower under the 2021 Incremental Revolving Loan Commitments from time to time in accordance with the Credit Agreement in the amount of its 2021 Incremental Revolving Loan Commitment, which Revolving Loans shall have the same terms and conditions as the Revolving Loans made under the Closing Date Revolving Commitments.

SECTION 2.2    New Loans and Commitments. The 2021 Incremental Revolving Loan Commitment (and Revolving Loans made thereunder) of each 2021 Incremental Revolving Facility Lender is in addition to such 2021 Incremental Revolving Facility Lender’s existing Loans and Commitments under the Existing Credit Agreement, if any (which, except to the extent repaid on the Effective Date, shall continue under and be subject in all respects to the Credit Agreement), and, immediately after giving effect to the amendments contemplated hereby, will be subject in all respects to the terms of the Credit Agreement (and, in each case, the other Credit Documents).
SECTION 2.3    2021 Incremental Revolving Loan Commitments. This Agreement represents the Borrower’s request pursuant to Section 2.12(a) of the Credit Agreement for the 2021 Incremental Revolving Loan Commitments to be established and provided on the terms set forth herein on the Effective Date. It is the understanding, agreement and intention of the parties that (a) all 2021 Incremental Revolving Loan Commitments shall be an increase to the Closing Date Revolving Commitments and the Closing Date Revolving Facility having all of the terms and conditions of the “Closing Date Revolving Commitments” and the “Closing Date Revolving Facility” in the Credit Agreement and shall constitute “Closing Date Revolving Commitments,” “Revolving Commitments” and “Commitments” under the Credit Documents, (b) all Revolving Loans made pursuant to the 2021 Incremental Revolving Loan Commitments shall have all of the terms and conditions of the Revolving Loans made pursuant to the Closing Date Revolving Commitments and shall constitute “Revolving Loans” and “Loans” under the Credit Documents and (c) the 2021 Incremental Revolving Loan Commitments and the Revolving Loans made thereunder shall be included in and subject to the terms of the Closing Date Revolving Facility. The 2021 Incremental Revolving Loan Commitments shall terminate on the R/C Maturity Date for the Closing Date Revolving Commitments. The Borrower hereby designates the 2021 Incremental Revolving Loan Commitments as incurred pursuant to clause (a) of the definition of “Incremental Loan Amount”.
SECTION 2.4    Adjustment of Revolving Loans. On the Effective Date, the 2021 Incremental Revolving Facility Lenders, the existing Revolving Lenders and the Administrative Agent shall take all

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actions required by Section 2.12(d) in connection with the incurrence of the 2021 Incremental Revolving Loan Commitments.
ARTICLE III
REPRESENTATIONS AND WARRANTIES

To induce (a) the 2021 Incremental Revolving Facility Lenders to provide the 2021 Incremental Revolving Loan Commitments and (b) the Administrative Agent to enter into this Agreement, the Credit Parties represent to each 2021 Incremental Revolving Facility Lender and the Administrative Agent that, after giving effect to the incurrence of the 2021 Incremental Revolving Loan Commitments by the Borrower, as of the Effective Date:
SECTION 3.1    Corporate Existence. The Borrower and each Restricted Subsidiary (a)(i) is a corporation, partnership, limited liability company or other entity duly organized and validly existing under the laws of the jurisdiction of its organization and (ii) is in good standing under the laws of the jurisdiction of its organization; (b)(i) has all requisite corporate or other power and authority, and (ii) has all governmental licenses, authorizations, consents and approvals necessary to own its Property and carry on its business as now being conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary; except, in the case of clauses (b)(ii) and (c) where the failure thereof individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.
SECTION 3.2    Action; Enforceability. The Borrower and each Restricted Subsidiary has all necessary corporate or other organizational power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the execution, delivery and performance by the Borrower and each Restricted Subsidiary of this Agreement and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate, partnership or other organizational action on its part; and this Agreement has been duly and validly executed and delivered by each Credit Party and constitutes its legal, valid and binding obligation, enforceable against each Credit Party in accordance with its terms, except as may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (b) the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law).
SECTION 3.3    No Breach. None of the execution, delivery and performance by any Credit Party of this Agreement nor the consummation of the transactions herein contemplated do or will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under (x) any Organizational Document of any Credit Party or (y) any applicable Requirement of Law (including, without limitation, any Gaming/Racing Law) or (z) any order, writ, injunction or decree of any Governmental Authority binding on any Credit Party, or result in a breach of, or require termination of, any term or provision of any Contractual Obligation of any Credit Party or (ii) constitute (with due notice or lapse of time or both) a default under any such Contractual Obligation or (iii) result in or require the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents) upon any Property of any Credit Party pursuant to the terms of any such Contractual Obligation, except with respect to (i)(y), (i)(z), (ii) or (iii) which would not reasonably be expected to result in a Material Adverse Effect. After giving effect to the transactions to be consummated on the Effective Date, none of Borrower or any Restricted Subsidiary is in default in any material respect under any Material Gaming/Racing Agreement, any Gaming/Racing License or the Senior Unsecured Notes.

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SECTION 3.4    Credit Document Representations. Each of the representations and warranties made by the Borrower or any other Credit Party in or pursuant to the Credit Documents to which such entity is a party, as amended hereby, are true and correct in all material respects as of such date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects), as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects as of the applicable date)).
ARTICLE IV
CONDITIONS TO THE EFFECTIVE DATE

This Agreement shall become effective, and the 2021 Incremental Revolving Facility Lenders shall provide their 2021 Incremental Revolving Loan Commitments on the date (the “Effective Date”) on which each of the following conditions is satisfied:
SECTION 4.1    Execution of Counterparts. The Administrative Agent shall have received executed counterparts of this Agreement from each Credit Party, each 2021 Incremental Revolving Facility Lender and the Administrative Agent.
SECTION 4.2    Corporate Documents. The Administrative Agent shall have received:
(a)    certified true and complete copies of the Organizational Documents of each Credit Party and of all corporate or other authority for each Credit Party (including board of directors (or other applicable governing authority) resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of this Agreement and the extensions of credit hereunder, certified as of the Effective Date as complete and correct copies thereof by a Responsible Officer of each such Credit Party (provided that, in lieu of attaching such Organizational Documents and/or evidence of incumbency, such certificate may certify that (x) since the Closing Date (or such later date on which the applicable Credit Party became party to the Credit Documents) or the date of the First Incremental Amendment, there have been no changes to the Organizational Documents of such Credit Party and (y) no changes have been made to the incumbency certificate of the officers of such Credit Party delivered on the Closing Date (or such later date referred to above) or the date of the First Incremental Amendment);
(b)    a certificate as to the good standing each Credit Party as of a recent date, from the Secretary of State (or other applicable Governmental Authority) of its jurisdiction of formation; and
(c)    a customary closing certificate of a Responsible Officer of the Borrower certifying as to the matters set forth in Sections 4.4 and 4.5 of this Agreement.
SECTION 4.3    Conditions to Incremental Loan Commitments.All of the applicable requirements under Section 2.12 of the Existing Credit Agreement with respect to the incurrence of the 2021 Incremental Revolving Loan Commitments shall have been complied with or waived.
SECTION 4.4    Representations and Warranties. Each of the representations and warranties made by the Borrower or any other Credit Party in or pursuant to Article IV of this Agreement and the Credit

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Documents to which such entity is a party, as amended hereby, shall be true and correct in all material respects as of such date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects), as applicable, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (except to the extent such representations and warranties are qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects as of the applicable date)).
SECTION 4.5    No Default. No Default or Event of Default shall have occurred or be continuing immediately after giving effect to the incurrence of the 2021 Incremental Revolving Loan Commitments.
SECTION 4.6    Solvency Certificate. The Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit G to the Existing Credit Agreement from the chief financial officer, chief accounting officer or other financial officer of the Borrower.
SECTION 4.7    Opinions of Counsel. The Administrative Agent shall have received the following opinions, each of which shall be addressed to the Administrative Agent, the Collateral Agent and the 2021 Incremental Revolving Facility Lenders and covering customary matters for transactions of this type as reasonably requested by the Administrative Agent:
(a)    an opinion of Jones Day, special counsel to the Credit Parties; and
(b)    opinions of local counsel to the Credit Parties in such jurisdictions as are set forth in Schedule B.
SECTION 4.8    Fees, Costs and Expenses. All fees due to the Administrative Agent and the Lenders on the Effective Date shall have been paid, and all expenses to be paid or reimbursed to the Administrative Agent and the Lenders that have been invoiced a reasonable period of time prior to the Effective Date (and in any event, invoiced at least three (3) Business Days prior to the Effective Date (except as otherwise agreed by the Borrower)) shall have been paid.
SECTION 4.9    Know Your Customer and Anti-Money Laundering. Each of the Borrower and the applicable Guarantors shall have provided the documentation and other information to the Administrative Agent that are required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Act, at least three (3) Business Days prior to the Effective Date (or such later date as the Administrative Agent may agree to), to the extent requested at least ten (10) Business Days prior to the Effective Date.
SECTION 4.10    Flood Insurance. With respect to the Mortgaged Real Properties, for each such Mortgaged Real Property, the Borrower shall have provided to the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent, (a) a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination, (b) a notice about special flood hazard area status and flood disaster assistance duly executed by Borrower and the applicable Credit Party relating thereto and (c) evidence of all insurance required with respect to such Mortgaged Real Property by Flood Insurance Laws (if any)).

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ARTICLE V

POST-CLOSING REQUIREMENTS

SECTION 5.1    Post-Closing Real Property. The Borrower shall as soon as practicable, but not later than ninety (90) days after the Effective Date (or such later date as the Administrative Agent may determine in its sole discretion), deliver or cause to be delivered to Collateral Agent the following items with respect to each Mortgaged Real Property, each in form and substance reasonably acceptable to the Administrative Agent:
(a)    an amendment to each existing Mortgage encumbering a Mortgaged Real Property (each Mortgaged Real Property encumbered by a Mortgage prior to the date hereof, an “Existing Mortgaged Real Property”) to include the 2021 Incremental Revolving Loan Commitments in the obligations secured by such Mortgage (the “Mortgage Amendments”), each duly executed and delivered by an authorized officer of each Credit Party party thereto and in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable;
(b)    such mortgage-modification, date-down and other endorsements as the Administrative Agent may reasonably request to the Lenders’ title insurance policies previously delivered to the Administrative Agent with respect to each of the Existing Mortgaged Real Properties, each effective as of the date of the recordation or filing of the applicable Mortgage Amendment and in form, substance and amount reasonably satisfactory to the Administrative Agent;
(c)    with respect to each Mortgage Amendment, legal opinions, each of which shall be addressed to the Administrative Agent, Collateral Agent and the Lenders, dated the effective date of such Mortgage Amendment and covering such matters as the Administrative Agent shall reasonably request in a manner customary for transactions of this type; and
(d)    a completed “Life-of-Loan” Federal Emergency Management Agency standard flood hazard determination with respect to each fee-owned Existing Mortgaged Real Property (or to the extent required by law, any other Existing Mortgaged Real Property) (together with a notice about special flood hazard area status and flood disaster assistance duly executed by Borrower and the applicable Credit Party relating thereto and evidence of all insurance required with respect to such Existing Mortgaged Real Properties by Flood Insurance Laws (if any)).
SECTION 5.2    Collateral Expenses. Each of the Credit Parties hereby acknowledges its obligations under Section 13.03(a) of the Credit Agreement as and to the extent that they relate to the negotiation, preparation, execution and delivery of the Mortgage Amendments and other documents required by Section 6.1 in accordance with their terms.
ARTICLE VI

VALIDITY OF OBLIGATIONS AND LIENS

SECTION 6.1    Reaffirmation. Each of the Credit Parties party hereto (a) acknowledges and agrees that all of such Credit Party’s obligations under the Security Documents and the other Credit Documents (as amended hereby) to which it is a party are reaffirmed and remain in full force and effect on a continuous basis as amended by this Agreement, (b) reaffirms each lien and security interest granted by it to the Collateral Agent for the benefit of the Secured Parties to secure the Secured Obligations and the guaranties

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of the Guaranteed Obligations made by it pursuant to the Existing Credit Agreement, (c) acknowledges and agrees that the grants of liens and security interests by, and the guaranties of, the Credit Parties contained in the Existing Credit Agreement and the Security Documents are, and shall remain, in full force and effect after giving effect to this Agreement and the transactions contemplated hereby and thereby and (d) confirms and agrees that the Obligations, the Guaranteed Obligations and the Secured Obligations under the Credit Agreement and the other Credit Documents include the 2021 Incremental Revolving Loan Commitments and the Revolving Loans made thereunder.
ARTICLE VII

MISCELLANEOUS
SECTION 7.1    Notice. For purposes of the Credit Agreement, the initial notice address of each 2021 Incremental Revolving Facility Lender (other than any 2021 Incremental Revolving Facility Lender that, immediately prior to the execution of this Agreement, is a “Lender” under the Existing Credit Agreement) shall be as set forth below its signature to this Agreement.
SECTION 7.2    Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of the Borrower and the Administrative Agent (acting at the direction of such Lenders as may be required under Section 13.04 of the Credit Agreement).
SECTION 7.3    Entire Agreement. This Agreement (including the Schedules) and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. Each 2021 Incremental Revolving Facility Lender party hereto, in its capacity as a 2021 Incremental Revolving Facility Lender hereunder and in its capacity as a Lender under the Existing Credit Agreement, hereby consents to the incurrence of the 2021 Incremental Revolving Loan Commitments and the Revolving Loans thereunder on the terms set forth herein.
SECTION 7.4    GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.
SECTION 7.5    SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER. EACH PARTY HERETO AGREES THAT SECTION 13.09(b), 13.09(c), 13.09(d) AND 13.09(e) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AGREEMENT MUTATIS MUTANDIS.
SECTION 7.6    Confidentiality. Each party hereto agrees that Section 13.10 of the Credit Agreement shall apply to this Agreement mutatis mutandis.
SECTION 7.7    No Advisory or Fiduciary Responsibility. Each party hereto agrees that Section 13.17 of the Credit Agreement shall apply to this Agreement mutatis mutandis.
SECTION 7.8    Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this

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Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.
SECTION 7.9    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include an electronic symbol or process attached to a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (each an “Electronic Signature”), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent.  Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Credit Parties, electronic images of this Agreement or any other Credit Documents (in each case, including with respect to any signature pages thereto)  shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Credit Documents based solely on the lack of paper original copies of any Credit Documents, including with respect to any signature pages thereto.
SECTION 7.10    Credit Document. This Agreement shall constitute a “Credit Document” as defined in the Credit Agreement.
SECTION 7.11    No Novation. The parties hereto expressly acknowledge that it is not their intention that this Agreement or any of the other Credit Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Existing Credit Agreement or any other Credit Document, but rather constitute a modification thereof or supplement thereto pursuant to the terms contained herein. The Existing Credit Agreement and the Credit Documents, in each case as amended, modified or supplemented hereby, shall be deemed to be continuing agreements among the parties thereto, and all documents, instruments, and agreements delivered, as well as all Liens created, pursuant to or in connection with the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect, each in accordance with its terms (as amended, modified or supplemented by this Agreement), unless such document, instrument, or agreement has otherwise been terminated or has expired in accordance with or pursuant to the terms of this Agreement or such document, instrument, or agreement or as otherwise agreed by the required parties hereto or thereto, it being understood that from after the occurrence of Effective Date, each reference in the Credit Documents to the “Credit Agreement,” “thereunder,” “thereof” (and each reference in the Credit Agreement to “this Agreement,” “hereunder,” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended, modified or supplemented by this Agreement.
SECTION 7.12    Expenses. Without duplication of any amounts required to be paid pursuant to Sections 4.8 and 5.2, the Borrower agrees to reimburse the Administrative Agent and the Collateral Agent

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for the reasonable and documented out-of-pocket expenses incurred by them in connection with this Agreement, including the reasonable and documented fees, charges and disbursements of one primary counsel and one local counsel in each relevant material jurisdiction for the Administrative Agent and the Collateral Agent, taken as a whole.
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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written, to be effective as of the Effective Date.

Borrower:
BALLY'S CORPORATION
(formerly known as TWIN RIVER WORLDWIDE HOLDINGS, INC.)

By:	/s/ Craig L. Eaton
Name:	Craig L. Eaton
Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Incremental Joinder Agreement No. 2]

[Signature Page to Incremental Joinder Agreement No. 2]

Guarantors:
TWIN RIVER MANAGEMENT GROUP, INC.
UTGR, INC.
PREMIER ENTERTAINMENT BILOXI LLC
PREMIER FINANCE BILOXI CORP.
JAMLAND, LLC
TWIN RIVER-TIVERTON, LLC
PREMIER ENTERTAINMENT BLACK HAWK,
LLC
PREMIER ENTERTAINMENT VICKSBURG, LLC
(formerly known as RAINBOW CASINO
VICKSBURG PARTNERSHIP, L.P.)
IOC-KANSAS CIRY, INC.

By:	/s/ Craig L. Eaton
Name:	Craig L. Eaton
Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Incremental Joinder Agreement No. 2]

Acknowledge and Agreed by:
CITIZENS BANK, N.A., as Administrative Agent

By:	/s/ Sean McWhinnie
Name:	Sean McWhinnie
Title:	Director

[Signature Page to Incremental Joinder Agreement No. 2]

BARCLAYS BANK PLC,
as a 2021 Incremental Revolving Facility Lender
By:    /s/ Craig Malloy
Name:    Craig Malloy
Title:    Director

Notice Information:

Address: 745 7th Avenue, 8th Floor, New York, NY 10019
Telephone: (1) 212 412 1140
Fax: (1) 212 526 5115
Email: ali.hassan2@barclays.com

[Signature Page to Incremental Joinder Agreement No. 2]

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as a 2021 Incremental Revolving Facility Lender

By:    /s/ Whitney Gaston
Name:    Whitney Gaston
Title:    Authorized Signatory

By:    /s/ Komal Shah
Name:    Komal Shah
Title:    Authorized Signatory

Notice Information:

Address: 7033 Louis Stephens Drive, Research Triangle Park, NC 27709
Telephone: +1 919 994 6174
Fax: 18664693871@docs.LDSPROD.com
Email: 18664693871@docs.LDSPROD.com

[Signature Page to Incremental Joinder Agreement No. 2]

SCHEDULE A

2021 Incremental Revolving Loan Commitments

Name of 2021 Incremental Revolving Facility Lender	Amount
Citizens Bank, N.A.	$12,500,000.00
Barclays Bank PLC	$50,000,000.00
Credit Suisse AG, Cayman Islands Branch	$12,500,000.00
Total	$75,000,000.00

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SCHEDULE B

Local Counsel Opinions

Balch and Bingham LLP Legal Opinion (Mississippi)
Cooper Levenson, P.A. Legal Opinion (Delaware)
Greenberg Traurig, LLP Legal Opinion (Rhode Island)
Holland & Hart LLP Legal Opinion (Colorado)
The Tipton Law Firm, P.C. Legal Opinion (Colorado Gaming)
Lathrop GPM LLP (Missouri)

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